SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [ ]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                        ELECTRONIC CLEARING HOUSE, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                        ELECTRONIC CLEARING HOUSE, INC.

                            -----------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 3, 2003
                           -----------------------

To the Shareholders of Electronic Clearing House, Inc.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Electronic Clearing House, Inc. (the "Company") to be held on Monday, February 3, 2003 at 10:00 a.m., local time, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California, for the following purposes:

   1. To elect one director to serve on the Board of Directors;

   2. To approve the 2003 Incentive Stock Option Plan;

   3. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2003; and

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 9, 2002, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

     Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 20, 2003 in the envelope provided for that purpose.

     The enclosed Proxy is being solicited on behalf of the Board of Directors of the Company.

                                       By Order of the Board of Directors,

                                       DONNA L. REHMAN
                                       Corporate Secretary

Agoura Hills, California
Dated: January 2, 2003

                                PROXY STATEMENT

                        ELECTRONIC CLEARING HOUSE, INC.
                                 P.O. BOX 3040
                            AGOURA HILLS, CA 91301

                        ANNUAL MEETING OF SHAREHOLDERS
                               February 3, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") which will be held on February 3, 2003 at 10:00 a.m., local time, at the Renaissance Hotel, 30100 Agoura Road, Agoura Hills, California. The approximate mailing date of this Proxy Statement is January 2, 2003.

                                    PROXIES

     The shares represented by proxy in the form solicited by the Board of Directors of the Company will be voted at the Meeting if the proxy is returned to the Company properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of all nominees for directors of the Company as a group, or may withhold authority to vote for any one or more of the nominees for directors, and for the approval of the other proposals described herein.

     It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under "Election of Directors". Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the proxy. The Company is not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders; if any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

     Any proxy is revocable at the option of the person giving it at any time before it is exercised by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not constitute a revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 20, 2003, in the enclosed envelope provided for this purpose.

     On December 9, 2002, the record date for determining shareholders entitled to vote at the Annual Meeting of Shareholders, the Company had outstanding and entitled to vote at the Meeting 5,796,062 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. The Articles and By-Laws of the Company do not contain any provision for cumulative voting.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted "for", "against", or "withheld" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. Each of the proposals must receive the affirmative vote of the holders of a majority of the Company's shares present and voting, in person or by proxy, to be adopted.

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 1997, in Electronic Clearing House, Inc. Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which the Company participates. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 2002 Proxy Statement, and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assumes reinvestment of dividends.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                      Measurement
                         Point
September 30,            1997           1998          1999          2000           2001          2002
------------------   ------------   -----------   -----------   ------------   -----------   -----------
ECHO                   $100.00        $ 79.07       $ 79.07        $111.63       $ 40.00       $ 22.33
NASDAQ-Composite       $100.00        $101.58       $165.72        $220.06       $ 89.95       $ 70.86
NASDAQ-Finance         $100.00        $ 92.26       $100.29        $106.39       $117.18       $123.01

                       PRINCIPAL OWNERS OF COMMON STOCK

     To the Company's knowledge, based upon the fact that there have been no 13D's or 13G's filed, no individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock.

     The following table sets forth the number of shares of Common Stock owned beneficially by the Company's executive officers and directors as of the record date, December 9, 2002. Such figures are based upon information furnished by the persons named.

                                    Number of Shares       Percentage of
Name & Address                     Beneficially Owned     Common Stock(1)
-------------------------------   --------------------   ----------------
Joel M. Barry
28001 Dorothy Drive
Agoura Hills, CA 91301               259,612(2)              4.30%

Alice L. Cheung                       54,500(2)              0.93%
28001 Dorothy Drive
Agoura Hills, CA 91301

Aristides W. Georgantas               13,490                 0.23%
180 Springdale Road
Princeton, NJ 08540

Herbert L. Lucas, Jr.                 54,849(3)              0.94%
12011 San Vicente Blvd.
Los Angeles, CA 90049

Rick Slater                           58,000(2)              0.98%
28001 Dorothy Drive
Agoura Hills, CA 91301

Carl R. Terzian                           -0-                0.00%
12400 Wilshire Blvd.
Los Angeles, CA 90025

Patricia Williams                     45,675(2)              0.78%
28001 Dorothy Drive
Agoura Hills, CA 91301

Jack Wilson                           42,075(2)(4)           0.72%
28001 Dorothy Drive
Agoura Hills, CA 91301

All officers and directors           595,915                 9.45%
 as a group (13 persons)

-------------
(1) Outstanding Common Shares with effect given to individual shareholder's exercise of stock options described in footnotes 2 through 4.

(2) Includes stock options according to the terms of the 1992 Incentive Stock Option Plan, which for the following number of shares for the following individuals could be acquired within 60 days through the exercise of stock options: Joel M. Barry, 135,000 shares; Alice Cheung, 40,000 shares; Rick Slater, 48,000 shares; Patricia Williams, 21,000 shares; and Jack Wilson 25,000 shares.

(3) Includes 17,972 shares indirectly owned by Mr. Lucas through a trust for his wife.

(4)  Includes 530 shares indirectly owned by Mr. Wilson through his wife.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the holders of 10% or more of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. To the Company's knowledge, based upon the fact that there have been no 13D's or 13G's filed, no individual has beneficial ownership or control over 5% or more of the Company's outstanding Common Stock. Based upon a review of Forms 3 and 4, the Company believes that all reports required pursuant to Section 16(a) with respect to the 2002 fiscal year were timely filed.

Board of Directors' Meetings and Committees

     During fiscal year 2002, there were five regular meetings and one special meeting of the Board of Directors. Each director attended at least 75% of the meetings of the Board of Directors and Committees on which he served during the time he was a director.

     The Audit Committee, which currently consists of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, met two times during fiscal year 2002. Messrs. Lucas, Georgantas and Terzian are independent directors as defined by Nasdaq rules. The Audit Committee's primary duties and responsibilities include recommendation of the appointment of independent auditors to the Board of Directors, evaluation of the performance and independence of such auditors and review of the annual audited financial statements and the quarterly financial statements, as well as the adequacy of the Company's internal controls. See "Report of the Audit Committee of the Board of Directors."

     The Executive Compensation Committee, which currently consists of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, met one time during fiscal year 2002. The function of the Executive Compensation Committee is to review and approve salaries, bonuses and other benefits payable to the Company's executive officers, including administration of the 1992 Incentive Stock Option Plan. See "Report of the Officers Compensation Committee of the Board of Directors."

     The Nominating Committee, which currently consists of Messrs. Joel M. Barry, Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, did not meet during fiscal year 2002. The Nominating Committee's duties and responsibilities are to nominate those Board members who are candidates for re-election to the Company's Board of Directors for the next three-year term. See "Report of the Nominating Committee of the Board of Directors."

Officers

     Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Compensation of Directors

     Each outside director received $15,000 and 6,912 shares of Common Stock in fiscal 2002; $15,000 and 3,750 shares of Common Stock in fiscal 2001; and $15,000 and 1,465 shares of Common Stock in fiscal 2000. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

                            EXECUTIVE COMPENSATION

Executive Officers of the Company

     Information listed under the caption "Executive Officers of the Registrant" at the end of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission, is incorporated in this Proxy Statement by reference.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between the Company's Board of Directors or Executive Officers Compensation Committee and the board of directors or compensation committee of any other company.

Cash Compensation of Officers

     The following table sets forth the total compensation paid and stock options offered by the Company to its Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during the fiscal years ended September 30, 2002, 2001 and 2000.

                          Summary Compensation Table


                                                                                  Long Term
                                                                                 Compensation
                                                              Annual            -------------
                                                            Compensation          Securities
                          Capacities in               -----------------------     Underlying
Name                      Which Served        Year     Salary(1)      Bonus       Options(2)     Other(3)
-------------------   --------------------   ------   -----------   ---------   -------------   ---------
Joel M. Barry         Chairman/Chief          2002     $209,000     $   -0-         50,000          -0-
                      Executive Officer       2001      203,000      25,500         12,500           0-
                                              2000      190,000      50,000         12,500          -0-
Alice Cheung          Chief Financial         2002     $110,500     $11,500          5,000        3,450
                      Officer/Treasurer       2001      104,750      10,000          5,000        2,600
                                              2000       99,500      14,250          2,500        2,450
Rick Slater           Vice President,         2002     $119,000     $ 5,000          5,000        1,450
                      Chief Technology        2001      117,850       7,000          2,500          600
                      Officer                 2000      113,300      13,200          5,000          550
Jack Wilson           Vice President,         2002     $103,750     $16,500          5,000        2,250
                      Merchant Services       2001       91,250      10,000          7,500        2,600
                                              2000       83,750       9,600          5,000        2,650
Patricia Williams     Vice President,         2002     $103,750     $16,500         10,000        3,000
                      Check Services          2001       96,500      10,000         10,000        2,400
                                              2000       84,500      12,000          5,000        2,100

-------------
(1) The Company provides Mr. Barry and Mr. Wilson with an automobile. There has been no compensation paid other than that indicated in the above table.

(2)  None of these options have been exercised.

(3) Represents the Company's match of contributions to the Company's 401(k) plan. The Company contributes 25% of each employee's contribution to the 401(k) plan.

Fiscal 2002 Option Grants Table

     The following table sets forth the stock options granted to the Company's Chief Executive Officer and each of its executive officers, other than the Chief Executive Officer, whose compensation exceeded $100,000 during fiscal 2002. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of the Company's stock at a future date, which may or may not correspond to the following projections.

                                                                                     Potential Realization
                                                                                       Value at Assumed
                                                                                        Annual Rates of
                                                                                          Stock Price
                                        Percent of                                       Appreciation for
                                       Total Granted      Exercise                          Option Term
                         Options       to Employees        Price       Expiration   --------------------------
Name                   Granted(1)     in Fiscal Year     per share        Date          5%           10%
-------------------   ------------   ----------------   -----------   -----------   ----------   ----------
Joel M. Barry            50,000            37.88%         $2.15        12/27/11       $29,500      $65,500
Alice Cheung              5,000             3.79%         $2.15        12/27/11       $ 2,950      $ 6,550
Rick Slater               5,000             3.79%         $2.15        12/27/11       $ 2,950      $ 6,550
Jack Wilson               5,000             3.79%         $2.15        12/27/11       $ 2,950      $ 6,550
Patricia Williams        10,000             7.58%         $2.15        12/27/11       $ 5,900      $13,100

-------------
(1) All options vest in five equal annual installments beginning 12 months following the date of the grant.

Aggregated Option/SAR Exercises and Fiscal-Year Option/SAR Value Table

     The following table sets forth information concerning the exercise of stock options during the fiscal year ended September 30, 2002 by each of the Company's Named Executive Officers and the number and value of unexercised options held by each of the Company's Named Executive Officers as of the fiscal year ended September 30, 2002.

                                                                          Value of
                                                         Number of      unexercised
                             Shares                     unexercised     in-the-money
                          acquired on       Value      options/SARS     Options/SARS
   Name                     exercise      realized       at FY-end      at FY-end(1)
   -------------------   -------------   ----------   --------------   -------------
   Joel M. Barry               -0-          $-0-         215,000            $-0-
   Alice Cheung                -0-          $-0-          50,000            $-0-
   Rick Slater               5,500          $660          57,500            $-0-
   Jack Wilson                 -0-          $-0-          37,500            $-0-
   Patricia Williams           -0-          $-0-          45,000            $-0-

-------------
(1) Based on the closing sales price of the Common Stock on September 30, 2002 of $1.20 per share, less the option exercise price.

Stock Option Plan

     On May 13, 1992, the Company's Board of Directors authorized adoption of an Officers and Key Employees Incentive Stock Option Plan ("Plan"), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 81,250 stock options, each to purchase one share of the Common Stock for $3.40 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

     On November 18, 1996, the Company's Board of Directors authorized an increase in the Plan to 843,750 options and was ratified by the shareholders at the Annual Meeting held in February 1997.

     On February 4, 1999, the Company's Board of Directors authorized an increase in the Plan to 1,343,750 options and was ratified by the shareholders at the Annual Meeting held in February 1999.

     On May 13, 2002, the 1992 Incentive Stock Option Plan expired. The 2003 Incentive Stock Option Plan has been approved by the Board of Directors of the Company and will be offered to the shareholders of the Company for approval at the Annual Meeting of Shareholders on February 3, 2003.

Employment Agreements

     None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement Plans

     In addition to salary, the Executive Compensation Committee, from time to time, grants options to executive officers and key personnel pursuant to its Incentive Stock Option Plan. The Executive Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Executive Compensation Committee believes that options motivate executive officers and key personnel to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer or key personnel is their ability to influence the Company's long-term growth and profitability.

     The Executive Compensation Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. The Company believes that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

     The Company has a contributory 401(K) Retirement Pension Plan, which covers all employees who are qualified under the plan provisions.

Report of the Audit Committee of the Board of Directors

     During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board on February 4, 2000.

   o The Committee is charged with monitoring the preparation of annual financial reports by management, including discussions with management and outside auditors about draft annual financial statements and significant accounting and reporting matters;

   o The Committee is responsible for matters concerning any relationship with the Company's outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part of the annual letter provided pursuant to Independence Standards Board Standard No. 1); and

   o The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter.

     In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management and the auditors advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements in detail with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the Company's outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

     On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission.

                                       The Audit Committee
                                       Aristides W. Georgantas, Chairman
                                       Herbert L. Lucas, Jr.
                                       Carl R. Terzian

Report of the Executive Compensation Committee of the Board of Directors

     The Executive Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other benefits payable to the Company's executive officers and administers the Company's 1992 Incentive Stock Option Plan. The Executive Compensation Committee is currently composed of Aristides
W. Georgantas (Chairman), Herbert L. Lucas, Jr. and Carl R. Terzian.

     The philosophy used by the Executive Compensation Committee in establishing compensation for executive officers, including the Chief Executive Officer, is to attract and retain key personnel through the payment of competitive based salaries, annual bonuses and the granting of stock options. Where appropriate, relocation benefits are paid to attract key individuals.

     Salaries of executive officers have been negotiated between the Company and each executive officer, and were influenced by such factors as salaries paid to similar level executive officers in comparable-sized companies, the availability of persons with similar abilities and the geographic location of the Company's offices. The companies that the Executive Compensation Committee considers to be similar to the Company for purposes of making such determination are principally those companies against which the Company competes for executive personnel. The Executive Compensation Committee believes that it has an adequate knowledge of the compensation levels of such other companies as a result of information gathered through information available to the public, recruitment efforts and compensation negotiations directed at candidates employed by such other companies, as well as data gathered from time to time from surveys, independent consultants and as a result of interactions between the Company's personnel and the personnel of such other companies. The Executive Compensation Committee believes that, because the Chief Executive Officer is responsible for the overall operations of the Company, his personal performance should be judged, based on the performance of the Company as a whole, determined primarily by reference to the Company's operating results and net income, and his contributions to the long-term success of the Company. Adjustments to the Chief Executive Officer's salary are influenced accordingly.

     In its annual review and adjustment of executive officers' salaries, the Executive Compensation Committee takes into account primarily the performance of the individual executive officer during the prior year and increases in the cost of living. In determining the Company's ability to increase salaries paid to its executive officers, the Executive Compensation Committee also takes into account the operating results and overall operations of the Company as a whole. In determining the salary increase and bonus of any particular executive officer, the Executive Compensation Committee takes into account those elements of the Company's operations within the scope of authority of the particular executive. The emphasis placed on any particular element of the Company's operations depends on the nature of the executive officer's responsibilities. The consideration of additional factors and the weight given to any particular factor is within the discretion of the Executive Compensation Committee. Mr. Barry, the Company's Chief Executive Officer, was paid an annual salary of $209,000 and no bonus for fiscal year ended September 30, 2002. In addition, Mr. Barry was granted 50,000 stock options during fiscal 2002. The Executive Compensation Committee believes that tying the remuneration of Mr. Barry to the achievement of certain company goals and to the performance of the Common Stock will enhance the long term performance of the Company.

                                       The Executive Compensation Committee
                                       Aristides W. Georgantas, Chairman
                                       Herbert L. Lucas, Jr.
                                       Carl R. Terzian

Report of the Nominating Committee of the Board of Directors

     The Nominating Committee of the Board of Directors reviews those Board members who are candidates for re-election to the Company's Board of Directors for the next three-year term. The Nominating Committee is currently composed of Herbert L. Lucas (Chairman), Carl R. Terzian, Aristides W. Georgantas and Joel
M. Barry.

     The Nominating Committee makes the determination to nominate the candidate for re-election. Additionally, the Nominating Committee may nominate an outside candidate for inclusion to the Company's Board of Directors. The Nominating Committee does not consider nominees recommended by shareholders.

     Based on this review, the Nominating Committee nominated Herbert L. Lucas, Jr. for re-election to the Board of Directors, subject to shareholder approval, for a three-year term ending February, 2006.

                                       The Nominating Committee
                                       Herbert L. Lucas, Jr., Chairman
                                       Carl R. Terzian
                                       Aristides W. Georgantas
                                       Joel M. Barry

                           DESCRIPTION OF PROPOSALS

                                  PROPOSAL 1

Proposal To Elect One Director To Serve For The Respective Term Specified

     On October 7, 2002, the members of the Nominating Committee passed a motion to nominate Mr. Herbert L. Lucas, Jr. for election to the Board of Directors for a three-year term.

                             ELECTION OF DIRECTORS

     One director is proposed to be elected at the Annual Meeting. The members of the Board of Directors of the Company are divided into three classes. The members of one class are elected at each annual meeting of stockholders to hold office for a three-year term and successors of such class members have been elected and qualified. The respective members of each class are set forth below:

  Class I        Herbert L. Lucas, Jr.
  Class II       Carl R. Terzian
  Class III      Aristides W. Georgantas
                 Joel M. Barry

     Only one director is to be elected at this meeting to serve for a term of three years or until his respective successor is elected and qualified.

Nominee

     The nominee for election to the Board of Directors is Herbert L. Lucas, Jr.

Directors

     The current members of the Board of Directors are:

                                        Director     Position with     Term Ending
  Name                          Age       Since       the Company       February:
  --------------------------   -----   ----------   ---------------   ------------
   Joel M. Barry               52         1986      Chairman, CEO     2005
   Aristides W. Georgantas     58         1999      Director          2005
   Herbert L. Lucas, Jr.       76         1991      Director          2003
   Carl R. Terzian             67         2002      Director          2004

     JOEL M. BARRY, age 52, has been a Director of the Company since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to Jun, 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of the Company. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina,

California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

     ARISTIDES W. GEORGANTAS, age 58, has served as a Director since February 1999. Mr. Georgantas, prior to his retirement, was Executive Vice President and Chief Operating Officer at Chase Manhattan Bank's Global Asset Management/Private Banking Division. He serves as a director of Horizon Blue Cross Blue Shield of New Jersey, the Glenmede Trust Company, the Foundation for Public Broadcasting in New Jersey, and Mathematica Policy Research, Inc. Mr. Georgantas is a graduate of the University of Massachusetts and Columbia University Graduate School of Business.

     HERBERT L. LUCAS, age 76, has been a Director since 1991. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He was formerly a member of the Board of Trustees of Princeton University.

     CARL R. TERZIAN, age 67, has served as a Director since December, 2002. Mr. Terzian graduated magna cum laude from the University of Southern California in 1957. Following his USC education, Mr. Terzian served as an international good will ambassador for President Eisenhower and Secretary of State John Foster Dulles; director of public and church relations for the Lutheran Hospital Society of Southern California; civic affairs consultant to the California savings and loan industry; and dean and professor of government and speech at Woodbury University. In 1965, Mr. Terzian joined Charles Luckman Associates, an architectural firm, to handle its public relations throughout the United States and worldwide and began his own public relations firm, Carl Terzian Associates, in 1969. Mr. Terzian currently serves as a director on the board of Transamerica Investors, Inc. and Mercantile National Bank along with various non-profit boards, commissions, advisory groups, and task forces.

                                  PROPOSAL 2

Proposal To Adopt The 2003 Incentive Stock Option Plan

     The Company's shareholders are being asked to approve the adoption of the 2003 Incentive Stock Option Plan (the "2003 Plan") as the successor to the Company's existing Incentive Stock Option Plan adopted in 1992 (the "1992 Plan"), which expired in May, 2002. On July 25, 2002, the Board of Directors of the Company adopted the 2003 Plan subject to shareholder approval.

     The 2003 Plan is designed to serve as a comprehensive equity incentive program to attract and retain individuals essential to the long-term success of the Company and to strengthen their commitment to the success of the Company and stimulate their efforts on behalf of the Company.

Description of the 2003 Plan

     The principal terms and provisions of the 2003 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2003 Plan and is qualified in its entirety by reference to the full text of the 2003 Plan, which is appended as Exhibit A to this Proxy Statement.

     Types of Awards. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2003 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

     Number of Shares. Subject to adjustment as described below, the number of shares of options available for grant under the 2003 Plan is 900,000.

     Administration. The 2003 Plan will be administered by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Executive Compensation Committee will be authorized to interpret the 2003 Plan, to establish, amend, and rescind any rules and regulations relating to the 2003 Plan, to determine the terms of agreements entered into with employees under the 2003 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2003 Plan.

     Eligibility. Options may be granted under the 2003 Plan to those officers, directors and employees of the Company and its subsidiaries as the Executive Compensation Committee from time to time selects. As of September 30, 2002, all officers, directors and key employees would have been eligible to receive awards under the 2003 Plan.

     Stock Option Grants. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Executive Compensation Committee, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Executive Compensation Committee shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Executive Compensation Committee. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Executive Compensation Committee, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the optionee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Executive Compensation Committee may permit the optionee to satisfy such obligations by the withholding or delivery of shares of Common Stock. The Company may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes.

     Adjustments. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Executive Compensation Committee shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2003 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

     Transferability. No option will be assignable or otherwise transferable by the optionee other than by will or the laws of descent and distribution and, during the optionee's lifetime, may be exercised only by the optionee.

     Termination of Service. If an optionee's service to the Company terminates on account of death, disability or retirement, then the optionee's unexercised options, if exercisable immediately prior to the optionee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such termination of employment. If an optionee's service to the Company terminates for cause, then the optionee's unexercised option terminates effective immediately upon such termination. If an optionee's service to the Company terminates for any other reason, then the optionee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment.

     Change of Control and Certain Corporate Transactions. Generally, a "Change of Control" shall be deemed to have occurred when (1) any person or group other than a subsidiary or an employee benefit plan of the Company or a subsidiary, becomes the owner of at least 20% of the Common Stock or at least 20% of the voting power of the Company, (2) individuals who constitute the Board of Directors of the Company as of the effective date of the 2003 Plan, cease to constitute at least 75% of the members of the Board of Directors, (3) the shareholders of the Company approve a merger, reorganization, consolidation or similar transaction as a result of which the owners of the Common Stock and voting securities of the Company before the transaction are not expected to own more than 70% of the Common Stock and voting securities after the transaction in substantially the same proportions, or (4) the shareholders of the Company approve a plan of liquidation or an agreement to sell or dispose of all or substantially all of the Company's assets.

     If a Change of Control occurs, all outstanding options will become fully vested and exercisable. If a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2003 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, (4) cancellation of awards after payment to optionees of an amount determined by the Executive Compensation Committee, or (5) cancellation of awards without payment to any optionees if the option price is greater than the fair market value of the shares as of the date estimated by the Board of Directors to be no more than 90 days before the date of the Change of Control.

     Loans and Guarantees. Subject to applicable law, the Executive Compensation Committee has sole discretion to allow an optionee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the optionee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

     Amendment and Termination. The Board of Directors may amend the 2003 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed, and except that shareholder approval shall be required to increase the total number of shares reserved for purposes of the 2003 Plan or to change the employees or class of employees eligible to participate in the 2003 Plan.

     Unless sooner terminated by the Board of Directors, the 2003 Plan will terminate on July 1, 2013. Any awards outstanding under the 2003 Plan will not be affected by the termination of the 1992 Plan.

Tax Aspects of the 2003 Plan

     Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2003 Plan under existing applicable provisions of the Code and the regulations thereunder. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

     Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the optionee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

     Incentive Stock Options. An optionee will not have any taxable income at the time an ISO is granted. Furthermore, an optionee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the optionee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

     The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the optionee recognizes ordinary income.

     Generally, Section 162(m) of the Code does not allow a tax deduction to be taken by a public company for certain compensation to the chief executive officer and the four highest compensated employees that exceeds $1,000,000 for each such employee in a taxable year. Section 162(m) of the Code provides an exception to this compensation deduction limitation in the case of certain performance-based compensation. The 2003 Plan and the grants of awards thereunder are intended to meet this performance-based compensation exception.

Awards Under the 2003 Plan

     Awards under the 2003 Plan are made by the Executive Compensation Committee. Subject to the approval of the 2003 Plan by the shareholders, the Executive Compensation Committee has awarded Alex Seltzer, the Company's COO/CIO, an option for 50,000 shares of common stock under the 2003 Incentive Stock Option Plan.

     On December 10, 2002, the closing price of the Company's Common Stock on the NASDAQ SmallCap Market was $1.60 per share.

Equity Compensation Plan Information

     The following table sets forth information concerning the equity compensation plans of the Company as of September 30, 2002.

                                          (a) Number of                                 (c) Number of securities
                                         securities to be                               remaining available for
                                           issued upon         (b) Weighted-average      future issuance under
                                           exercise of           exercise price of        equity compensation
                                       outstanding options      outstanding options      (excluding securities
Plan Category                          warrants and rights      warrants and rights     reflected in column (a))
-----------------------------------   ---------------------   ----------------------   -------------------------
Equity compensation plans
  approved by security holders(1)            636,750                  $3.80                      -0-
Equity compensation
  plans not approved by
  security holders(2)                         25,834                  $2.00                      -0-
Total                                        662,584                  $3.73                      -0-

-------------
(1) Plan represents the 1992 Incentive Stock Option Plan, which expired in May 2002, and no further awards will be made under the plan.

(2) Shares issuable upon exercise of an option issued to a former executive officer pursuant to an employment agreement approved by the Board of Directors on September 13, 1994. The option has a term of five years from the date of the grant.

                                  PROPOSAL 3

Proposal To Ratify And Approve The Selection Of Auditors

     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for the current fiscal year. PricewaterhouseCoopers LLP has audited the financial statements of the Company since 1984, and has no other relationship with or interest in the Company. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Billed to the Company by PricewaterhouseCoopers LLP for Fiscal Year 2002

   Audit Fees                                                   $90,000.00
   Financial Information System Design and Implementation               -0-
   All Other Fees                                               $15,000.00

     The Audit Committee has considered and concluded that the provision of the above services other than audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

     UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

     Any shareholder desiring to have an appropriate proposal for action presented at next year's Annual Meeting of Shareholders, now scheduled for February, 2004, and who wishes to have it set forth in the Proxy Statement and form of Proxy for the Meeting, must notify the Company and submit the proposal in writing for receipt at the Company's executive offices as noted above not later than October 31, 2003.

     If any other matters arise at the Meeting, it is intended that the shares represented by Proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxies.

     A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of the Company's Common Stock upon written request addressed to Donna Rehman, Corporate Secretary, 28001 Dorothy Drive, Agoura Hills, CA 91301 or Email: drehman@echo-inc.com.

                                       By order of the Board of Directors,

                                       DONNA L. REHMAN
                                       Corporate Secretary

Dated: January 2, 2003

                     ELECTRONIC CLEARING HOUSE, INC. 2003

                               STOCK OPTION PLAN

ARTICLE 1. Establishment, Objectives and Duration

1.1 Establishment of the Plan. Electronic Clearing House, Inc., a Nevada corporation (the "Company"), established this stock option plan known as the Electronic Clearing House, Inc. 2003 Stock Option Plan (the "Plan") effective July 1, 2002 (the "Effective Date") which was duly adopted by the Board of Directors of the Company (the "Board") on July 25, 2002 subject to the approval of the holders of a majority of the shares of Common Stock (as defined below) present or represented and entitled to vote at the Company's 2003 annual meeting of stockholders. Notwithstanding any other provision of this Plan, no option granted subject to the approval of this Plan may be exercised before such approval is obtained and, if such approval is not obtained, all such outstanding options shall become void and no further grants shall be made pursuant to this Plan.

1.2 Objectives of the Plan. The Plan is intended to allow employees and directors of the Company and its Subsidiaries (as defined below) to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and stimulating their efforts on behalf of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining employees and directors.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased according to the Plan's provisions; provided, however, that in no event may any Incentive Stock Option be granted under the Plan more than 10 years from the Effective Date or if earlier 10 years from the date the Plan is approved by the Company's stockholders.

ARTICLE 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 "Award" means an option granted under the Plan.

2.2 "Award Agreement" means a written agreement by which an Award is evidenced.


2.3 "Board" has the meaning set forth in Section 1.1.

2.4 "Cause" means, unless otherwise defined in an Award Agreement, a Grantee's:

    (a) commission of a felony or other crime involving fraud, dishonesty or moral turpitude;

    (b) misconduct in the performance of his or her duties or responsibilities (including, but not limited to, violation of Company policies, workplace rules and standards of conduct);

    (c) repeated neglect or failure in the performance of his or her duties;

    (d) breach of a term of the Award Agreement or any other agreement with the Company or a Subsidiary; or

    (e) misappropriation or attempted misappropriation of assets of the Company or a Subsidiary.

A Grantee who agrees to resign his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause, at the discretion of the Committee, may be deemed to have been terminated for Cause for purposes of this Plan.

2.5 "Change of Control" means, unless otherwise defined in an Award Agreement, any of the following events:

    (a) Any person (as such term is used in Rule 13d-5 under the Exchange Act or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, becomes the beneficial owner of 20% or more of the Common Stock or of 20% or more of the combined voting power of all Voting Securities of the Company;

    (b) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least 75% of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election by the Company was approved by at least 75% of the members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), "tender offer" (as such term is used in Section 14(d) of the Exchange
        Act) or a proposed Merger (as defined below)) shall be deemed to be members of the Incumbent Board; or

    (c) approval by the stockholders of the Company of either of the following:

        (i) a merger, reorganization, consolidation or similar transaction (any of the foregoing, a "Merger") as a result of which the individuals and entities who were the respective beneficial owners of the outstanding Common Stock and Voting Securities of the Company immediately before such Merger are not expected to beneficially own, immediately after such Merger, directly or indirectly, more than 70% of, respectively, the Common Stock and the combined voting power of the Voting Securities of the corporation resulting from such Merger in substantially the same proportions as immediately before such Merger, or

       (ii) a plan of liquidation of the Company or a plan or agreement for the sale or other disposition of all or substantially all of the assets of the Company.

2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

2.7 "Committee" has the meaning set forth in Article 3.

2.8 "Common Stock" means the common stock, $.01 par value, of the Company.

2.9 "Company" has the meaning set forth in Section 1.1.

2.10 "Disability" means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an ISO, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes a physical or mental condition which, with or without reasonable accommodations, in the judgment of the Committee based on such evidence as it deems appropriate, renders a Grantee unable to perform his or her principal work responsibilities or tasks which condition is expected to be permanent or for an indefinite period.

2.11 "Disqualifying Disposition" has the meaning set forth in Section 6.4.

2.12 "Effective Date" has the meaning set forth in Section 1.1.

2.13 "Eligible Person" means any director or employee (including any officer) of the Company or any Subsidiary.

2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

2.15 "Fair Market Value" means, as of any date, the value of a share of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) in the event that there shall be no public market for the Common Stock, its Fair Market Value shall be determined in good faith by the Committee.

2.16 "Grant Date" has the meaning set forth in Section 5.2.

2.17 "Grantee" means an individual who has been granted an Award.

2.18 "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

2.19 "Option" means an option granted under Article 6 of the Plan.

2.20 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.21 "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect; provided that the Option Term for an ISO shall not exceed 10 years.

2.22 "Plan" has the meaning set forth in Section 1.1.

2.23 "Required Withholding" has the meaning set forth in Article 12.

2.24 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

2.25 "Share" means a share of Common Stock.

2.26 "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition and for all other purposes), and for all other purposes, (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by the Company, (b) any partnership or limited liability company in which the Company has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%, and (c) any other entity designated by the Committee in which the Company has a direct or indirect interest.

2.27 "Substitute Award" has the meaning set forth in Section 10.2.

2.28 "10% Owner" means a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

2.29 "Termination of Employment" occurs on the first day on which an individual is for any reason no longer employed by the Company or any Subsidiary in the capacity of an employee or with respect to an individual who is an employee of an entity which is a Subsidiary, the first day on which such entity ceases to be a Subsidiary, or with respect to a director of the Company or Subsidiary who is not an employee, the first day the person ceases to be a director of the Company or Subsidiary.

2.30 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

ARTICLE 3. Administration

3.1 Committee. The Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan (the "Committee"). The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case, to permit transactions in Shares pursuant to the Plan to satisfy conditions of such applicable laws and regulations as the Board deems appropriate. Any references herein to "Committee" are references to the Board or the Committee, as applicable.

3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

    (a) to determine when, to whom and in what types and amounts Awards should be granted, and the terms and conditions applicable to each Award, including the Option Price and the Option Term;

    (b) to construe and interpret the Plan and to make all determinations (including determining Fair Market Value) necessary or advisable for the administration of the Plan;

    (c) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability of Awards upon the Termination of Employment of a Grantee;

    (d) to determine the terms and conditions of all Award Agreements (which need not be identical), approve forms of Award Agreements for use under the Plan, and, with the consent of the Grantee, to amend any such Award Agreement at any time; provided that the consent of the Grantee shall not be required for any amendment which (i) does not materially adversely affect the rights of the Grantee, or (ii) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law or accounting rules;

    (e) to accelerate the exercisability of any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Employment;

    (f) subject to Sections 1.3, 5.3 and 6.4, to extend the time during which any Award or group of Awards may be exercised;

    (g) to make such adjustments or modifications to Awards to Grantees who are working outside the United States or to create and administer sub-plans as the Committee deems advisable to fulfill the purposes of the Plan or to comply with applicable local law;

    (h) to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefor;

    (i) to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan to be performed by the Committee;

    (j) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

    (k) to correct any defect, omission or inconsistency in the Plan, grant, or Award Agreement in any manner and to the extent it shall deem necessary or expedient; and

    (l) to take any other action with respect to any matters relating to the Plan for which it is responsible.

All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

ARTICLE 4. Shares Subject to the Plan

4.1 Number of Shares Available. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 900,000; provided, that if an Award expires or otherwise becomes unexercisable without having been exercised in full, the unpurchased Shares subject thereto shall become available for future grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. The number of Shares for which Options may be granted to any Grantee in any calendar year shall not exceed 100,000.

4.2 Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that occurs at any time after the Effective Date affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or property of the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company) subject to outstanding Awards, and (iii) the Option Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto unless Grantee agrees to such adjustment in writing; and provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

ARTICLE 5. Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2 Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee in the Award Agreement.

5.3 Maximum Term. Unless otherwise provided in the Award Agreement or specifically extended by the Committee, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified.

5.4 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

5.5 Restrictions on Share Transferability. The Committee may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

5.6 Termination of Employment. Except as otherwise provided in an Award Agreement and subject to the provisions of Section 9.1, the extent to which the Grantee shall have the right to exercise an Award following Termination of Employment shall be determined in accordance with the following provisions of this Section 5.6.

    (a) On Account of Death, Disability or Retirement. If a Grantee has a Termination of Employment on account of death, Disability or upon attaining normal retirement age (as defined by Company plans or policies then in effect or if no such applicable plan or policy, then age 65), any unexercised Option to the extent exercisable immediately prior to the Grantee's death, Disability or retirement, shall remain exercisable and may be exercised, in whole or in part, not later than one (1) year after such Termination of Employment (but in either case only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or ISO, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 7.

    (b) For Cause. If a Grantee has a Termination of Employment for Cause, any unexercised Option or ISO shall terminate effective immediately upon such Termination of Employment.

    (c) Termination For Any Other Reason. If a Grantee has a Termination of Employment for any reason other than those listed in (a) and (b) above, then any unexercised Option or ISO, to the extent exercisable immediately before such Termination of Employment, shall remain exercisable and may be exercised in whole or in part for three (3) months after such Termination of Employment (but only during the Option
        Term) by the Grantee or, after Grantee's death, by (A) Grantee's personal representative or the person to whom the Option or ISO, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 7.

5.7 Nontransferability of Awards.

    (a) Each Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

    (b) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

    (c) Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Employment for Cause.

    (d) Loans and Guarantees. The Committee may at its sole discretion, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option, or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or all or any portion of any taxes associated with the exercise of an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

ARTICLE 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Committee under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other terms and conditions as the Committee shall determine.

6.3 Option Price. The Option Price of each Share subject to an Option under this Plan shall not be less than 100% of the Fair Market Value of a Share on its Grant Date and shall be determined by the Committee and set forth in the Award Agreement

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be an "incentive stock option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option or ISO shall, to the extent required by
Section 422 of the Code:

    (a) have an Option Price of each Share subject to the Option of not less than 100% of the Fair Market Value of a Share on its Grant Date or, if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

    (b) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

    (c) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit") and to the extent any Grant is in excess of such $100,000 Limit, a portion of such Grant equal to the $100,000 Limit shall be designated as an ISO and the remainder shall, notwithstanding its prior designation as an ISO, be regarded as an Option that is not an ISO;

    (d) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

    (e) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Restrictions on Share Transferability. The Committee may impose such forfeiture conditions, rights of first refusal, rights of repurchase and other restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of whole Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to approval by the Committee:

    (a) in cash, by personal check or wire transfer; or

    (b) in Shares which have been held by the Grantee for at least six months valued at heir Fair Market Value on the date of exercise; or

    (c) subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of Shares acquired on exercise of the Option, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

ARTICLE 7. Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any Option under the Plan is to be transferred in case of his or her death before he or she exercises the Option. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, Options remaining outstanding at the Grantee's death shall be transferred to the Grantee's estate.

ARTICLE 8. Rights of Employees

8.1 No Right to Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment or directorship at any time, nor confer upon any Grantee the right to continue in the employ or as a director of the Company.

8.2 No Right to Participation. No employee or director shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 9. Change of Control and Certain Corporate Transactions

9.1 Change of Control. Except as otherwise provided in the Award Agreement, if a Change of Control occurs, then outstanding Awards shall be subject to the terms of the agreement, if any, between the Company and any other party to the Change of Control concerning such Change of Control. Such agreement, without the consent of any Grantee, may provide for (a) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation of a Change of Control); (b) the assumption of the Plan and/or such Awards by the surviving corporation of a Change of Control or its parent or other affiliate; (c) the cancellation of such Awards and the substitution thereof by the surviving corporation of the Change of Control with substantially the same terms and conditions or economic value as the cancelled Awards; (d) the cancellation of such Awards after payment to the Grantee of an amount determined in the discretion of the Committee; or (e) the cancellation of such Award without payment of any consideration with respect to any portion of an Option if the Option Price for each share is greater than the Fair Market Value of a Share as of a date estimated by the Board to be no more than 90 days prior to the date of the Change of Control.

9.2 Substituting Awards in Certain Corporate Transactions. In connection with the Company's acquisition, however effected, of another corporation or entity (the "Acquired Entity") or the assets or business thereof, the Committee may, at its discretion, grant Awards ("Substitute Awards") associated with the stock or other equity interest in such Acquired Entity ("Acquired Entity Award") held by such Grantee immediately prior to such Acquisition in order to preserve for Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

9.3 Vesting. Upon a Change of Control, all outstanding Options shall become fully vested and exercisable.

ARTICLE 10. Amendment, Modification, and Termination

10.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders; provided, that the stockholder approval shall be obtained if the Board determines such approval is necessary to preserve ISO status or to comply with any other applicable laws or regulations.

10.2 Adjustments Upon Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the

Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

10.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 11. Withholding

11.1 Mandatory Tax Withholding.

    (a) Whenever under the Plan, Shares are to be delivered upon exercise of an Award, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

    (b) Any Grantee who makes a Disqualifying Disposition shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

ARTICLE 12. Additional Provisions

12.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

12.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.3 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any section or part of a section of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such section or part of a section to the fullest extent possible while remaining lawful and valid.

12.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required or as the Committee may deem desirable. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise any Award, and the Company shall not be obligated to deliver any Shares if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

12.5 Securities Law Compliance.

    (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to the exercise of any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

    (b) If the Committee determines that the exercise of any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Committee may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

    (c) As a condition to the exercise of an Option, the Committee may require the Grantee to represent and warrant that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is preferable.

12.6 No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder with respect to the Shares which may be deliverable upon exercise of such Award until such shares have been delivered to him or her.

12.7 Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

12.8 Governing Law. The Plan shall be construed in accordance with and governed by the laws of Nevada other than its laws respecting choice of law.

                                     [LOGO]

                        ELECTRONIC CLEARING HOUSE, INC.
           P.O. Box 3040, 28001 Dorothy Drive, Agoura Hills, CA 91301

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder(s) hereby appoint(s) Joel M. Barry and Aristides W. Georgantas, and either of them, proxies with full power of substitution, and hereby authorize(s) them to represent and vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on December 9, 2002, at the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on February 3, 2003, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no choice is specified, this proxy will be voted for proposals 1 through 4.

Please mark, sign, date and return this Proxy by January 20, 2003. With your cooperation, we can be ensured of a quorum.

    PLEASE NOTIFY ELECTRONIC CLEARING HOUSE, INC. OF ANY CHANGES IN ADDRESS.
                                   THANK YOU.

                        (Continued on the reverse side)

[LOGO]

ELECTRONIC CLEARING HOUSE, INC.
P.O. BOX 3040
28001 DOROTHY DRIVE
AGOURA HILLS, CA 91301

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Electronic Clearing House, Inc., c/o ADP, 51 Mercedes
Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:           ELECLR                 KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            DETACH AND RETURN THIS PORTION ONLY
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTRONIC CLEARING HOUSE, INC.

The undersigned authorize(s) the proxies to vote on the matters set forth in the Proxy Statement of the
Company dated January 2, 2003, as follows:

                                                                                                          For  Against  Abstain
1. ELECTION OF DIRECTOR
   The Nominee is: 01) HERBERT L. LUCAS, JR.                                                               O      O        O

Vote On Proposals                                                                                         For  Against  Abstain

2. PROPOSAL TO APPROVE THE 2003 INCENTIVE STOCK OPTION PLAN.                                               O      O        O

3. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.       O      O        O

4. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
   OR ANY ADJOURNMENT THEREOF.

Please sign exactly as name appears on stock. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

----------------------------------------------        --------------------------------------
Name/Signature in which Stock is Held     Date        Name/Signature if Held Jointly    Date